NATIONWIDE MUTUAL FUNDS
Nationwide BNY Mellon Core Plus Bond ESG Fund
Nationwide Bond Fund
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Loomis Core Bond Fund
Nationwide Loomis Short Term Bond Fund

Supplement dated October 29, 2024
to the Prospectus dated February 28, 2024

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Bond Fund

On October 23, 2024, the Board of Trustees of Nationwide Mutual Funds (the “Trust”), including a majority of the trustees who are not interested persons of the Trust, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the Nationwide Bond Fund (the “Bond Fund”) and the Nationwide Loomis Core Bond Fund (the “Loomis Core Fund”), each a series of the Trust, pursuant to which the Bond Fund would be merged into the Loomis Core Fund (the “Merger”).  Shareholders of the Bond Fund and the Loomis Core Fund are not required, and will not be requested, to approve the Merger.  Further information regarding the details of the Merger and the Loomis Core Fund will be provided in an information statement that will be delivered to the Bond Fund’s shareholders.

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